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                                                                      EXHIBIT 21

                 Ownership List for Southern Natural Gas Company
                             As of December 31, 2003


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          ENTITY NAME                                    OWNER                        % OWNERSHIP
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
 Citrus Corp. (DE)                            El Paso Citrus Holdings, Inc.                50
                                              Unaffiliated Parties                         50
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 Citrus Energy Services Inc. (DE)             Citrus Corp.                                100
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 Citrus Trading Corp. (DE)                    Citrus Corp.                                100
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 El Paso Citrus Holdings, Inc. (DE)           Southern Natural Gas Company                100
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 Elba Marine Services, L.L.C. (DE)            Southern Natural Gas Company                100
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 Florida Gas Transmission Company (DE)        Citrus Corp.                                100
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 Monarch CNG (AL)                             Southern Natural Gas Company                 50
                                              Unaffiliated Parties                         50
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 Sabine River Investors IV, L.L.C. (DE)       Southern Natural Gas Company                100
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 Southern Gas Storage Company (DE)            Sabine River Investors IV, L.L.C.           100
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 Southern LNG Inc. (DE)                       Southern Natural Gas Company                100
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 Southern Natural Gas Company (DE)            El Paso Corporation                         100
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